March 27, 2017 Fourth Quarter and Year End 2016 Update

Safe Harbor / Disclaimer Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, statements regarding the development of its pipeline, the company's expectations about receiving payments from Spark Therapeutics, Inc. under the license agreement, the progress of the Phase 1/2 clinical program of SEL-212 including the number of centers in the Phase 2 clinical trial of SEL-212 and the announcement of data, conference presentations, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes, the potential treatment applications for products utilizing the SVP platform in areas such as gene therapy and oncology, any future development of the company’s discovery programs in peanut allergy and celiac disease, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 10, 2016, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation. 2

3

The Experts Agree: Immunogenicity is a Serious Challenge to Biologic Therapy Development

IMMUNOGENICITY'S IMPACT

COMPROMISED EFFICACY
Anti-drug antibodies (ADAs) neutralize therapeutic benefit

SAFETY RISK
Hypersensitivity reactions can impact patients

UNPREDICTABLE RESPONSE
Changed PK/PD through drug-ADA interaction

"For the gene therapies today in clinical development that apply AAV-vectors systemically, no repeat dose is possible due to neutralizing *antibodies."*

– Federico Mingozzi, PhD
INSERM, France

"Immunological responses are a significant risk in CRIM-negative infantile Pompe disease; thus induction of immune tolerance in the naive setting should *strongly be considered."*

– Priya Kishnani, MD ea
Duke University

"Hemophilia A patients with inhibitors to Factor VIII replacement therapy are the hardest and most expensive patient *group to treat."*

– David Scott, PhD
Uniformed Services University

"Clinical trial results point to a direction in targeted cancer therapy, whereby improved clinical responses might occur through combining immunotoxin therapy with *immune modulation."*

– Raffit Hassan, MD ea
Uniformed Services University

"Prophylactic immune tolerance induction should be strongly considered in patients who are at risk of developing immune *responses to ERT."*

– Amy Rosenberg, MD, *Director of the FDA's Office of Biotechnology Products*

SELECTA Biosciences

IMAGINE IF WE COULD… 1. Effectively treat many more patients with existing biologics 2. Enable a new generation of novel non-immunogenic biologics for rare and serious diseases 4

5

Severe Gout is a Rare and Serious Disease with Substantial Unmet Needs

Gout Patients (million)[1]


8.3
3.1
Un-diagnosed or no Rx treatment
5.2
4.7
0.5
US Gout Prevalence
US Gout Patients Rx Treated
Primary Care, Endo, Nephro, Other
Rheum*

Estimated SEL-212 Target Patient Population[1]


530,000
370,000
160,000[2]
No/not diagnosed tophi
US Gout treated at Rheum
Est. SEL-212 patient pool

Severe, Uncontrolled Gout Target Patient Population

- Experience intense pain, inflammation, gouty arthritis and debilitating flares caused by uric acid crystal deposits in joints and tissue
- At risk for kidney and cardiovascular disease if left untreated
- High unmet need for patients today

SELECTA Biosciences

* Rheumatologists see estimated 10% of treated gout patients
(1) Source: IMS, Desk Research, Selecta Rheum interviews, Crystal patient registry
(2) Includes an estimated 50,000 patients with chronic refractory gout

6

SEL-212 Designed to Treat Severe Gout Patients, Addressing an Unmet Need

- Serum Uric Acid of <6 mg/dL: The clinical target for gout treatment and the primary clinical endpoint for FDA/EMA approvals of gout medications
- Serum Uric Acid of >6.8 mg/dL: Limit of uric acid solubility in water; above this level, uric acid deposits form in joints and tissue
- For severe gout patients, objective is to drastically lower serum uric acid levels to enable the rapid clearing of existing deposits
  - Cannot be achieved readily and consistently by oral therapies
  - While uricase enzymes have demonstrated this potential, immunogenicity prevents clearance for most patients
- SEL-212 is designed to be the first non-immunogenic uricase treatment, enabling:
  - Severe gout patients to be treated with repeat infusions spanning a short treatment cycle
  - Retreatments due to SVP technology's use

SELECTA Biosciences

Phase 2 Trial Overview 7 • Patients with symptomatic gout and serum uric acid levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of serum uric acid levels • Reduction of ADA levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • All other cohorts: SEL-212 every 28 days for three doses followed by two doses of pegsiticase alone • Dosing stopped upon failure to control serum uric acid • 38 patients dosed at 10 active U.S. clinical sites Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of March 23

Mid-Dose Cohort A: 0.08 mg/kg of SVP-Rapamycin + 0.4 mg/kg of Pegsiticase 8 Unaudited data as of March 23, 2017. 7 patients enrolled: • One withdrawn for protocol deviation (not shown) • All 6 remaining patients maintained serum uric acid control through March 23 o Five received 3 doses o One received 2 doses • No SAEs to date 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0.4 mg/kg Pegsiticase + 0.08 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase Patient 114-0001 Patient 107-0004 Patient 111-0002 Patient 110-0008 Patient 106-0035 Patient 104-0010 Days

0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 Mid-Dose Cohort B: 0.08 mg/kg of SVP-Rapamycin + 0.2 mg/kg of Pegsiticase 9 6 patients enrolled: • Five maintained serum uric acid control through March 23 o Four received 3 doses o One received 2 doses • One patient met stopping rule • No SAEs to date 0.2 mg/kg Pegsiticase + 0.08 mg/kg SVP-Rapamycin 0.2 mg/kg Pegsiticase Patient 106-0025 Patient 110-0002 Patient 104-0003 Patient 106-0038 Patient 110-0001 Patient 102-0010 Days Stopping rule met 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 Unaudited data as of March 23, 2017.

Low-Dose Cohort A: 0.05 mg/kg of SVP-Rapamycin + 0.4 mg/kg of Pegsiticase 10 10 patients enrolled: • Four withdrawn for protocol deviation (not shown) • One received 3 doses, maintaining serum uric acid control through March 23 • Five met stopping rule for failure to maintain control of uric acid • No SAEs to date 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0.4 mg/kg Pegsiticase + 0.05 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase Patient 114-0001 Patient 110-0003 Patient 103-0015 Patient 102-0008 Patient 140-0007 Patient 110-0006 Missed visits Stopping rule met Unaudited data as of March 23, 2017.

Low-Dose Cohort B: 0.05 mg/kg of SVP-Rapamycin + 0.2 mg/kg of Pegsiticase 11 9 patients enrolled: • Three withdrawn for protocol deviation (not shown) • One completed all five doses, maintaining serum uric acid control for trial’s duration • Two patients received 3 doses, maintaining serum uric acid control through March 23 • One met stopping rules for failure to control serum uric acid • 2 SAEs (infusion reaction) that were successfully treated 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0.2 mg/kg Pegsiticase + 0.05 mg/kg SVP-Rapamycin 0.2 mg/kg Pegsiticase Patient 114-0001 Patient 101-0009 Patient 106-0023 Patient 106-0022 Patient 103-0014 Patient 102-0007 Days 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 Stopping rule met SAE; infusion reaction Unaudited data as of March 23, 2017.

12 Control Cohorts: 0.2 or 0.4 mg/kg of Pegsiticase Alone 6 patients enrolled: • Five failed to maintain serum uric acid control o One SAE (infusion reaction) after 2nd dose • As expected, enrollment terminated early for patient safety 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 1 2 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 0 2 4 6 8 1 0 0.2 mg/kg or 0.4 mg/kg Pegsiticase Patient 106-0013 Patient 101-0005 Patient 106-0015 Patient 106-0008 Patient 109-0003 Patient 107-0001 Days 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 7 0 7 7 8 4 9 1 9 8 1 0 5 1 1 2 . 1 1 9 1 2 6 1 3 3 1 4 0 4 6 8 1 0 Stopping rule met SAE; Infusion reaction Patients lost to pause in clinical trial while stopping rules were modified 0 .4 m g /kg P e g sitic a s e 0 .2 m g /k g P e g siticas e Unaudited data as of March 23, 2017.

13

Immune Tolerance SVP Platform Designed to be Utilized Broadly


IMMUNE TOLERANCE SVP
Encapsulating Nanoparticle
Encapsulated Rapamycin
PLA+PLA-PEG
Enzymes/ERT
Viral Vectors
Targeted Immunotoxins
Antibodies

SVP-Rapamycin's preclinical, clinical and manufacturing data can be applied across a broad range of product candidates

SELECTA Biosciences

Q4 Financial Overview For the Quarter Ended (In thousands, except share and per share data) December 31, 2016 December 31, 2015 Grant & Collaboration Revenue $2,930 $2,134 Research & Development Expenses 11,033 7,211 General & Administrative Expenses 5,757 2,030 Net Loss Attributable to Common Stockholders ($14,083) ($9,225) Net Loss Per Basic Share ($0.77) ($4.26) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 18,265,771 2,167,769 As of (In thousands) December 31, 2016 September 30, 2016 Cash, Cash Equivalents, Marketable Securities, Restricted Cash $84,535 $79,927 Selecta believes its cash, cash equivalents, short-term deposits, investments and restricted cash will be sufficient to fund the company into mid-2018 14